                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                       Securities and Exchange Act of 1934



Date of Report (Date of earliest event reported)     MAY 24, 2001
                                                ---------------------------

                           INSCI-STATEMENTS.COM, CORP.
                           ---------------------------
             (Exact name of Registrant as specified in its Charter)


                                    DELAWARE
                                    --------
                 (State of other jurisdiction of incorporation)


1-12966                                06-1302773
-------------------                    ------------------------------
Commission File No.                    I.R.S. Employer Identification


TWO WESTBOROUGH BUSINESS PARK,
WESTBOROUGH, MA                                               01581
--------------------------------------                        --------
Address of Principal Executive Offices                        Zip Code


(508) 870-4000
------------------------------
Registrant's telephone number,
including area code
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ITEM 5.  OTHER EVENTS

         On May 24, 2001, Lori Frank, Chief Executive Officer and Director of the Registrant (the "Company"), resigned her positions as Officer and Director effective June 8, 2001. Subsequently on May 31, 2001 Ms. Frank notified the Company that her resignation would be effective June 1, 2001. Ms. Frank did not have any disagreement with the policies and practices of the Company or its management.

         Yoav Cohen, Chairman of the Board, resigned as Chairman and Director. Mr. Cohen did not have any disagreement with the policies and practices of the Company, its Board or management.

         Two other directors, Glenn Sturm and Bahram Yusefzadeh, also resigned. Neither Mr. Sturm nor Mr. Yusefzadeh had any disagreements with the management or practices of the Company and will be spending full time on their other business and professional interests.

         On May 24, 2001, the Board appointed Henry F. Nelson as President and Director of the Company. Mr. Nelson was formerly Chief Operating Officer of InterQual Corporation from November 1996 to June 1999. Prior thereto, he was with Allied-Signal Corporation, and from 1999 to 2000, Mr. Nelson was Chief Operating Officer of Practice Works, Inc.

         The Board also appointed Derek W. Dunaway to serve as a member of the Board. Mr. Dunaway currently serves as President and Chief Executive Officer of TechOnLine, a provider of e-Learning solutions. Prior thereto, from 1996 to 1999, he was a Senior Associate in the Telecommunications and Media Group with Pricewaterhouse Coopers Consulting. From 1999 to 2000, Mr. Dunaway was a director was a Director of Internet Strategy Consulting for AppNet, Inc.

         The Board of the Company elected Yaron Eitan, a Director of the Company, to serve as Chairman of the Board. The Company issued a press release with respect to the recent resignations and appointments. Annexed hereto and marked Exhibit "1" is a copy of the Press Release.

                                    EXHIBITS
1.       Copy of Press Release.
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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:   Westborough, MA
         May 31, 2001
                                                 insci-statements.com,corp.
                                                 (Registrant)

                                             /s/ LORI FRANK
                                                 --------------------------
                                        By:      LORI FRANK
                                                 Chief Executive Officer